                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    --------


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ALLOY ONLINE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                                      04-3310676
----------------------------------------       ---------------------------------
(State of incorporation or organization)       (IRS Employer Identification No.)


              115 WEST 30TH STREET, #201, NEW YORK, NEW YORK 10001
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                   333-74159

Securities to be registered pursuant to Section 12(g) of the Act:


                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                     --------------------------------------
                                (Title of Class)

Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       The Registrant incorporates herein by reference the following portions of the Registrant's Amendment No. 3 to Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933 on May 7, 1999 as the same may be subsequently amended by amendments to the Registration Statement, and, to the extent applicable, such portions of any prospectus relating to such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933:

       Description of Capital Stock
                      --       Common Stock
                      --       Preferred Stock
                      --       Anti-Takeover Effects of Various Provisions of
                               Delaware Law and Alloy's Certificate of
                               Incorporation and Bylaws

Item 2. EXHIBITS.

       The Registrant incorporates herein by reference the following Exhibits to the Registrant's Amendment No. 3 to Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933 on May 7, 1999 as the same may be subsequently amended by amendments to the Registration Statement:

               (1) Restated Certificate of Incorporation of the Registrant, filed as Exhibit 3.1 to the Registration Statement on Form S-1 filed on May 7, 1999.

               (2) Restated Bylaws of the Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-1 filed on May 7, 1999.

               (3) Specimen Certificate representing the Common Stock, filed as Exhibit 4.1 to the Registration Statement on Form S-1 filed on May 7, 1999.

                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ALLOY ONLINE, INC.



                                            By: /s/ Samuel A. Gradess
                                                --------------------------------
                                                Samuel A. Gradess
                                                Chief Financial Officer
Dated:   May 11, 1999


                                       3